Exhibit 10.1.2

AMENDMENT NO. 3

TO THE

UNIFIED WESTERN GROCERS, INC.

CASH BALANCE PLAN

Unified Western Grocers, Inc. (the “Company”) hereby amends the above-named plan (the “Plan”), effective as set forth below, as follows:

1. The first two sentences of Section 9.1 of the Plan are hereby amended in their entirety to read as follows, effective as of October 1, 2004:

“The Company, acting through the Board of Directors, or the Committee may amend the Plan from time to time and may amend or cancel any such amendment. Each amendment must be set forth in a document that is signed by an officer of the Company, and the Plan shall be deemed to have been amended in the manner and at the time set forth in such document, and all Participants shall be bound by it.”

2. Appendix A of the Plan is hereby amended in its entirety to read as set forth on the attached Appendix A, effective January 1, 2004.

* * * * *

The Company has caused this Amendment No. 3 to be signed on the date indicated below, to be effective as indicated above.

“Company”

UNIFIED WESTERN GROCERS, INC.

Date: November 15, 2004	By:	/s/ DON GILPIN
Don Gilpin
	Its:	Vice President, Human Resources

APPENDIX A

Table 1

Annuity Factors

Age	Factor
55	13.0
56	12.8
57	12.6
58	12.4
59	12.2
60	12.0
61	11.8
62	11.6
63	11.4
64	11.2
65	11.0

Straight line interpolation of these factors will be used to reflect the participant’s actual age in years and whole months.

Table 2

Contributions Credits

Years of Service in Year of Credit*	Contribution Credit (Percentage of Compensation)
0-4	4%
5-9	5%
10-14	6%
15-19	7%
20 and Over	8%

*	Determined as of the first day of the Plan Year for which the Contribution Credit is being allocated.

Table 3

Transition Contribution Credits

Actual Age at Transition Date	Contribution Credit (Percentage of Compensation)
40-44	7%
45-49	8%
50-54	9%
55 and Over	10%

Table 4

Early Retirement Factors

Years Prior to Normal Age	Percentage
0	100%
1	95%
2	90%
3	85%
4	80%
5	75%
6	70%
7	65%
8	60%
9	55%
10 or more	50%

Straight line interpolation of these percentages will be used where fractional completed years prior to Normal Retirement Date are involved.